SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 2, 2007
                                  -------------
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Nevada                      333-42036                  95-4502724
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                      N/A
                      -------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

     (a) SOYO Group Inc. has entered into a financing agreement with United Commercial Bank (UCB) of City of Westminster, CA. The agreement calls for UCB to provide SOYO with a revolving financing facility of up to $12 million to finance working capital, letters of credit or other capital needs. The maximum amount of the facility to be extended at any point in time is based on the Company's accounts receivable and inventory, which will serve as collateral for the loan.

     (b)  The term of the agreement is for one year, renewable annually.

     (c) Mr. Ming Chok, the Company's CEO, and Ms. Nancy Chu, the CFO, have personally guaranteed the credit facility for $6.5 million.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                        SOYO GROUP, INC.
                                                        ----------------
                                                          (Registrant)




Date:  March  1, 2007                             By:    /s/ NANCY CHU
     ----------------                                ---------------------------
                                                         Nancy Chu, CFO